--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                      Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) -- April 27, 2004 (April 22, 2004)

                               CB BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         Hawaii                       0-12396                        99-0197163
(State of Incorporation)      (Commission File Number)    (IRS Employer Identification No.)

                   201 Merchant Street, Honolulu, Hawaii 96813
                    (Address of principal executive offices)

                                 (808) 535-2500
                         (Registrant's Telephone Number)


--------------------------------------------------------------------------------

Item 5. Other Events and Regulation FD Disclosure

       On April 23, 2004, Central Pacific Financial Corp., a Hawaii corporation ("Central Pacific"), and CB Bancshares, Inc., a Hawaii corporation ("CB Bancshares"), announced that they had entered into an Agreement and Plan of Merger dated April 22, 2004 (the "Merger Agreement"). Pursuant to the Merger Agreement, CB Bancshares will merge with and into Central Pacific, with Central Pacific as the surviving corporation.

       The press release announcing the merger is attached hereto as Exhibit
99.1 and a copy of the Merger Agreement is attached hereto as Exhibit 99.2, and each is incorporated into this Item 5 by reference.


Item 7. Financial Statements and Exhibits

       (c) Exhibits

          99.1 Press release dated April 23, 2004

          99.2 Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: April 27, 2004                           CB Bancshares, Inc.

                                               By: /s/ Dean K. Hirata
                                                   -----------------------------
                                                   Dean K. Hirata
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (principal financial officer)



--------------------------------------------------------------------------------


                                        3